Exhibit 23.3


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 5, 1999 incorporated by reference in Destron Fearing Corporation's Form 10-K for the year ended September 30, 1999 and to all references to our Firm included in this registration statement.

                                      /S/ ARTHUR ANDERSEN LLP
                                      -----------------------
                                      Arthur Andersen LLP

Minneapolis, Minnesota
October 13, 2000